Exhibit 99.1

THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2004

UNAUDITED

THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2004

UNAUDITED

Page
Consolidated Statement of Income	1
Consolidated Balance Sheet	2
Capital and Asset Quality Ratios	2
Results of Business Segments
Summary	3
Banking Businesses
Regional Community Banking	4
Wholesale Banking	5
PNC Advisors	6
Asset Management and Processing Businesses
BlackRock	7
PFPC	8
Details of Net Interest Income and Net Interest Margin	9
Details of Noninterest Income and Noninterest Expense	10
Average Consolidated Balance Sheet	11-12
Details of Loans and Loans Held for Sale	13
Allowances For Loan and Lease Losses And Unfunded Loan Commitments And Letters of Credit	14
Details of Nonperforming Assets	15-16
Glossary of Terms	17-19
Business Segment Products and Services	19

The information contained in this Financial Supplement is preliminary, unaudited and based on data available at July 21, 2004. This information speaks only as of the particular date or dates included in the schedules. We do not undertake any obligation to, and disclaim any duty to, correct or update any of the information provided in this Financial Supplement. Our future financial performance is subject to risks and uncertainties as described in our SEC filings. We have reclassified certain prior period amounts included in this Financial Supplement to be consistent with the current period presentation.

See our Current Report on Form 8-K dated April 5, 2004 regarding changes to the presentation of the results of our business segments as reflected in this Financial Supplement on pages 3 through 8. The segments are defined on page 19.

The average full-time equivalent employee (FTE) statistics disclosed in this Financial Supplement for each business segment reflect staff directly employed by the respective business segment and exclude corporate and shared services employees.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 1

Consolidated Statement of Income (Unaudited)

For the three months ended - in millions, except per share data	June 30 2004	March 31 2004	December 31 2003	September 30 2003	June 30 2003
Interest Income
Loans and fees on loans	$482	$481	$461	$477	$495
Securities	130	145	141	142	155
Other	46	40	58	49	42

Total interest income	658	666	660	668	692

Interest Expense
Deposits	107	104	102	106	117
Borrowed funds	70	68	73	75	54

Total interest expense	177	172	175	181	171

Net interest income	481	494	485	487	521
Provision for credit losses	8	12	34	50	57

Net interest income less provision for credit losses	473	482	451	437	464

Noninterest Income
Asset management	250	252	229	216	209
Fund servicing	200	204	193	188	188
Service charges on deposits	63	59	62	60	60
Brokerage	56	58	51	46	46
Consumer services	67	63	63	65	64
Corporate services	128	125	123	132	114
Equity management gains (losses)	35	7		(4)	(17)
Net securities gains	14	15	15	19	26
Other	97	128	125	103	86

Total noninterest income	910	911	861	825	776

Noninterest Expense
Staff	491	463	472	448	446
Net occupancy	67	68	65	63	64
Equipment	70	74	71	67	69
Marketing	24	20	15	16	18
Distributions on capital securities					14
Other	258	270	235	233	324

Total noninterest expense	910	895	858	827	935

Income before minority and noncontrolling interests and income taxes	473	498	454	435	305
Minority and noncontrolling interests in income of consolidated entities	11	7	6	2	13
Income taxes	158	163	146	152	108

Income before cumulative effect of accounting change	304	328	302	281	184
Cumulative effect of accounting change (less applicable income tax benefit of $14)			(28)

Net income	$304	$328	$274	$281	$184

Earnings Per Common Share
Before cumulative effect of accounting change
Basic	$1.08	$1.16	$1.09	$1.01	$.65
Diluted	$1.07	$1.15	$1.08	$1.00	$.65
From net income
Basic	$1.08	$1.16	$.99	$1.01	$.65
Diluted	$1.07	$1.15	$.98	$1.00	$.65

Average Common Shares Outstanding
Basic	281	282	276	278	281
Diluted	283	284	278	280	282

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 2

Consolidated Balance Sheet (Unaudited)

In millions, except par value	June 30 2004	March 31 2004	December 31 2003	September 30 2003	June 30 2003
Assets
Cash and due from banks	$3,065	$2,787	$2,968	$3,150	$3,797
Federal funds sold			50		850
Resale agreements	1,096	1,979	1,826	1,836	908
Other short-term investments	1,335	1,243	720	697	646
Loans held for sale	1,457	1,548	1,400	1,531	1,475
Securities	14,954	16,941	15,690	14,907	16,017
Loans, net of unearned income of $923, $980, $1,009, $1,037 and $1,018	39,094	37,519	34,080	34,514	34,534
Allowance for loan and lease losses	(593)	(604)	(632)	(648)	(673)

Net loans	38,501	36,915	33,448	33,866	33,861
Goodwill	2,978	2,975	2,390	2,385	2,356
Other intangible assets	351	341	317	311	316
Purchased customer receivables	1,741	1,932	2,223	2,481
Other	7,640	7,454	7,136	7,539	7,036

Total assets	$73,118	$74,115	$68,168	$68,703	$67,262

Liabilities
Deposits
Noninterest-bearing	$12,246	$11,879	$11,505	$12,118	$13,368
Interest-bearing	37,748	36,246	33,736	33,405	33,326

Total deposits	49,994	48,125	45,241	45,523	46,694
Borrowed funds
Federal funds purchased	1,069	2,648	169	881	36
Repurchase agreements	1,163	1,279	1,081	1,048	1,015
Bank notes and senior debt	2,796	2,829	2,823	2,839	3,306
Federal Home Loan Bank borrowings	101	703	1,115	1,127	1,134
Subordinated debt	3,510	3,837	3,729	1,980	2,260
Mandatorily redeemable capital securities of subsidiary trusts				848
Commercial paper	1,743	1,934	2,226	2,483
Other borrowed funds	555	492	310	348	152

Total borrowed funds	10,937	13,722	11,453	11,554	7,903
Allowance for unfunded loan commitments and letters of credit	83	90	90	89	78
Accrued expenses	2,221	2,313	2,275	2,226	2,269
Other	2,400	2,217	2,002	2,193	2,435

Total liabilities	65,635	66,467	61,061	61,585	59,379

Minority and noncontrolling interests in consolidated entities	419	418	462	480	261

Mandatorily redeemable capital securities of subsidiary trusts					848

Shareholders’ Equity
Preferred stock
Common stock - $5 par value Authorized 800 shares, issued 353 shares	1,764	1,764	1,764	1,764	1,764
Capital surplus	1,235	1,209	1,108	1,110	1,100
Retained earnings	7,991	7,829	7,642	7,507	7,360
Deferred compensation expense	(54)	(27)	(29)	(24)	(27)
Accumulated other comprehensive (loss) income	(139)	180	60	148	304
Common stock held in treasury at cost: 71, 71, 76, 76 and 73 shares	(3,733)	(3,725)	(3,900)	(3,867)	(3,727)

Total shareholders’ equity	7,064	7,230	6,645	6,638	6,774

Total liabilities, minority and noncontrolling interests, capital securities and shareholders’ equity	$73,118	$74,115	$68,168	$68,703	$67,262

CAPITAL RATIOS
Tier 1 Risk-based (a)	9.0%	9.1%	9.5%	8.7%	8.9%
Total Risk-based (a)	12.7	13.1	13.8	12.0	12.3
Leverage (a)	7.7	7.7	8.2	7.6	8.1
Shareholders’ equity to total assets	9.66	9.76	9.75	9.66	10.07
Common shareholders’ equity to total assets	9.65	9.74	9.73	9.65	10.06

ASSET QUALITY RATIOS
Nonperforming assets to loans, loans held for sale and foreclosed assets	.51%	.59%	.92%	1.10%	1.12%
Nonperforming loans to loans	.43	.49	.78	.94	.95
Allowance for loan and lease losses to loans	1.52	1.61	1.85	1.88	1.95
Allowance for loan and lease losses to nonperforming loans	351	330	238	200	206
Net charge-offs to average loans (For the three months ended)	.27	.68	.57	.73	.73

(a)	Estimated for June 30, 2004.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 3

Results of Business Segments - Summary (Unaudited) (a)

Three months ended – dollars in millions

	June 30 2004	March 31 2004	December 31 2003	September 30 2003	June 30 2003
Earnings (Loss)
Banking businesses
Regional Community Banking	$125	$102	$127	$122	$122
Wholesale Banking	113	122	117	97	83
PNC Advisors	27	31	20	25	24

Total banking businesses	265	255	264	244	229

Asset management and processing businesses
BlackRock	48	55	41	40	39
PFPC	17	16	18	17	16

Total asset management and processing businesses	65	71	59	57	55

Total business segment earnings	330	326	323	301	284
Minority interest in income of BlackRock	(14)	(16)	(12)	(12)	(12)
Other	(12)	18	(9)	(8)	(88)

Results before cumulative effect of accounting change	304	328	302	281	184
Cumulative effect of accounting change			(28)

Total consolidated	$304	$328	$274	$281	$184

	June 30 2004	March 31 2004	December 31 2003	September 30 2003	June 30 2003
Revenue (b)
Banking businesses
Regional Community Banking	$511	$501	$489	$478	$479
Wholesale Banking	322	317	330	328	300
PNC Advisors	154	170	159	156	154

Total banking businesses	987	988	978	962	933

Asset management and processing businesses
BlackRock	184	182	161	150	144
PFPC	199	203	194	188	187

Total asset management and processing businesses	383	385	355	338	331

Total business segment revenue	1,370	1,373	1,333	1,300	1,264
Other	25	35	16	14	35

Total consolidated	$1,395	$1,408	$1,349	$1,314	$1,299

(a)	See our Current Report on Form 8-K dated April 5, 2004 regarding changes to the presentation of the results of our business segments. Our business segment information is based on management information systems, assumptions and methodologies that we review and enhance on an ongoing basis.
(b)	Business segment revenue is presented on a taxable-equivalent basis except for BlackRock and PFPC, which are presented on a book (GAAP) basis. The interest income earned on certain assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than a taxable investment. To provide accurate comparisons of yields and margins for all earning assets, we have increased the interest income earned on tax-exempt assets to make them fully equivalent to other taxable interest income investments. The following is a reconciliation of total consolidated revenue on a book basis to total consolidated revenue on a taxable-equivalent basis (in millions):

	June 30 2004	March 31 2004	December 31 2003	September 30 2003	June 30 2003
Total consolidated revenue, book (GAAP) basis	$1,391	$1,405	$1,346	$1,312	$1,297
Taxable-equivalent adjustment	4	3	3	2	2

Total consolidated revenue, taxable-equivalent basis	$1,395	$1,408	$1,349	$1,314	$1,299

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 4

Regional Community Banking (Unaudited) (a)

Three months ended Taxable-equivalent basis Dollars in millions	June 30 2004	March 31 2004	December 31 2003	September 30 2003	June 30 2003
INCOME STATEMENT
Net interest income	$340	$333	$314	$310	$307
Noninterest income
Service charges on deposits	60	57	59	58	57
Investment products	29	29	27	30	31
Other	82	82	89	80	84

Total noninterest income	171	168	175	168	172

Total revenue	511	501	489	478	479
Provision for credit losses	6	29	14	9	11
Noninterest expense
Staff expense	130	136	122	120	120
Net occupancy and equipment	66	68	60	61	61
Other	111	108	94	96	95

Total noninterest expense	307	312	276	277	276

Pretax earnings	198	160	199	192	192
Income taxes	73	58	72	70	70

Earnings	$125	$102	$127	$122	$122

AVERAGE BALANCE SHEET
Loans
Consumer
Home equity	$10,734	$9,478	$8,926	$8,476	$8,047
Indirect	836	774	510	492	468
Other consumer	533	682	474	504	516

Total consumer	12,103	10,934	9,910	9,472	9,031
Commercial loans	3,943	3,901	3,205	3,223	3,233
Floor plan	1,037	947	844	803	884
Residential mortgage	776	813	389	448	492
Other	24	28	22	23	25

Total loans	17,883	16,623	14,370	13,969	13,665
Goodwill	1,005	994	438	438	438
Loans held for sale	1,156	1,115	1,158	1,105	1,197
Other assets	1,587	2,060	1,312	1,370	1,300

Total assets	$21,631	$20,792	$17,278	$16,882	$16,600

Deposits
Noninterest-bearing demand	$6,464	$6,248	$5,804	$5,744	$5,476
Interest-bearing demand	6,916	6,916	6,596	6,392	6,131
Money market	12,465	12,356	12,140	12,307	12,407

Total transaction deposits	25,845	25,520	24,540	24,443	24,014
Savings	2,548	2,508	2,020	2,050	2,046
Certificates	8,421	8,565	8,047	8,234	8,666

Total deposits	36,814	36,593	34,607	34,727	34,726
Other liabilities	223	432	147	158	177
Capital	2,364	2,362	2,218	2,227	2,228

Total funds	$39,401	$39,387	$36,972	$37,112	$37,131

PERFORMANCE RATIOS
Return on capital	21%	17%	23%	22%	22%
Noninterest income to total revenue	33	34	36	35	36
Efficiency	60	62	56	58	58

OTHER INFORMATION (b)
Total nonperforming assets (c)	$81	$75	$85	$72	$73
Net charge-offs (d)	$10	$32	$12	$10	$11
Annualized net charge-off ratio (d)	.22%	.77%	.33%	.28%	.32%
Home equity portfolio credit statistics:
Percentage of first lien positions	51%	50%	51%	50%	46%
Weighted average loan-to-value ratios	71%	72%	70%	70%	72%
Weighted average FICO scores	717	713	713	712	712
Loans 90 days past due	.20%	.23%	.25%	.23%	.28%
Gains on sales of education loans (e)	$2		$8	$4	$7
Average FTE staff	10,254	10,379	9,589	9,643	9,559
ATMs	3,528	3,486	3,600	3,664	3,660
Branches	775	769	719	715	713
Checking relationships	1,700,000	1,679,000	1,611,000	1,606,000	1,575,000
Consumer DDA households using online banking	663,000	637,000	593,000	570,000	538,000
% of consumer DDA households using online banking	43%	42%	41%	39%	38%
Consumer DDA households using online bill payment	112,000	102,000	63,000	58,000	54,000
% of consumer DDA households using online bill payment	7%	7%	4%	4%	4%
Small business deposits
Demand	$5,423	$5,407	$5,303	$5,109	$4,706
Money market	2,707	2,510	2,283	2,180	2,048
Certificates of deposit	300	324	300	309	350

(a)	See (a) on page 3.
(b)	Presented as of period-end, except for net charge-offs, annualized net charge-off ratio, home equity weighted average statistics, gains on sales of education loans and average FTEs.
(c)	See (b) on page 15.
(d)	See (a) on page 14.
(e)	Included in other noninterest income above.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 5

Wholesale Banking (Unaudited) (a)

Three months ended Taxable-equivalent basis Dollars in millions except as noted	June 30 2004	March 31 2004	December 31 2003	September 30 2003	June 30 2003
INCOME STATEMENT
Net interest income	$170	$163	$169	$170	$167
Net interest income - FIN 46	1	1	1	2

Total net interest income	171	164	170	172	167
Noninterest income
Net commercial mortgage banking
Net gains on loan sales	14	10	14	15	14
Servicing and other fees, net of amortization	12	11	9	11	9
Net gains on institutional loans held for sale	17	28	16	23	15
Other - FIN 46	4	4	8	6
Other	104	100	113	101	95

Noninterest income	151	153	160	156	133

Total revenue	322	317	330	328	300
Provision for credit losses	8	(13)	9	38	45
Noninterest expense - FIN 46	15	15	17	19
Noninterest expense	147	147	150	142	144

Pretax earnings	152	168	154	129	111
Noncontrolling interests in income of consolidated entities	(10)	(10)	(8)	(11)	(2)
Income taxes	49	56	45	43	30

Earnings	$113	$122	$117	$97	$83

AVERAGE BALANCE SHEET
Loans
Corporate banking	$7,857	$7,768	$7,848	$8,017	$8,262
Commercial real estate	1,934	1,665	1,647	1,841	1,953
Commercial - real estate related	1,465	1,585	1,350	1,431	1,438
PNC Business Credit	3,788	3,608	3,658	3,633	3,528

Total loans	15,044	14,626	14,503	14,922	15,181
Purchased customer receivables	1,811	2,106	2,384	2,496
Loans held for sale	493	484	549	436	628
Other assets	4,641	4,631	4,575	4,294	4,081

Total assets	$21,989	$21,847	$22,011	$22,148	$19,890

Deposits	$6,981	$6,694	$6,641	$6,543	$6,120
Commercial paper	1,815	2,111	2,386	2,502
Other liabilities	3,583	3,725	3,707	3,405	3,152
Capital	1,659	1,854	1,942	2,001	2,019

Total funds	$14,038	$14,384	$14,676	$14,451	$11,291

PERFORMANCE RATIOS
Return on capital	27%	26%	24%	19%	16%
Noninterest income to total revenue	47	48	48	48	44
Efficiency	50	51	51	49	48

COMMERCIAL MORTGAGE
SERVICING PORTFOLIO (in billions)
Beginning of period	$86	$83	$80	$79	$75
Acquisitions/additions	11	7	6	5	7
Repayments/transfers	(8)	(4)	(3)	(4)	(3)

End of period	$89	$86	$83	$80	$79

OTHER INFORMATION
Consolidated revenue from treasury management	$91	$88	$90	$90	$89
Consolidated revenue from capital markets	$37	$32	$32	$32	$28
Total loans (b)	$15,430	$14,797	$14,219	$14,996	$15,137
Total nonperforming assets (b)	$108	$131	$227	$311	$324
Net charge-offs	$16	$30	$34	$51	$50
Average FTE staff	2,980	2,944	2,873	2,876	2,884
Net carrying amount of commercial mortgage servicing rights (b)	$226	$211	$209	$200	$199

(a)	See (a) on page 3.
(b)	Presented as of period-end.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 6

PNC Advisors (Unaudited) (a)

Three months ended Taxable-equivalent basis Dollars in millions except as noted	June 30 2004	March 31 2004	December 31 2003	September 30 2003	June 30 2003
INCOME STATEMENT
Net interest income	$27	$27	$27	$27	$27
Noninterest income
Investment management and trust	79	81	81	78	78
Brokerage	28	30	29	25	25
Other	20	32	22	26	24

Total noninterest income	127	143	132	129	127

Total revenue	154	170	159	156	154
Provision for credit losses	(2)	1	1	1	1
Noninterest expense	114	120	126	116	115

Pretax earnings	42	49	32	39	38
Income taxes	15	18	12	14	14

Earnings	$27	$31	$20	$25	$24

AVERAGE BALANCE SHEET
Loans
Consumer	$1,475	$1,386	$1,371	$1,331	$1,284
Residential mortgage	137	154	173	216	263
Commercial	417	415	415	463	435
Other	303	292	291	287	286

Total loans	2,332	2,247	2,250	2,297	2,268
Other assets	405	413	411	434	429

Total assets	$2,737	$2,660	$2,661	$2,731	$2,697

Deposits	$2,298	$2,189	$2,175	$2,181	$2,098
Other liabilities	272	268	262	260	253
Capital	301	325	305	308	314

Total funds	$2,871	$2,782	$2,742	$2,749	$2,665

PERFORMANCE RATIOS
Return on capital	36%	38%	26%	32%	31%
Noninterest income to total revenue	82	84	83	82	82
Efficiency	74	71	79	74	74

ASSETS UNDER ADMINISTRATION (in billions) (b) (c) (d)
Assets under management
Personal	$40	$39	$44	$42	$42
Institutional	9	9	9	9	9

Total	$49	$48	$53	$51	$51

Asset Type
Equity	$29	$28	$31	$28	$28
Fixed income	14	14	16	16	16
Liquidity/other	6	6	6	7	7

Total	$49	$48	$53	$51	$51

Nondiscretionary assets under administration
Personal	$27	$29	$22	$23	$20
Institutional	64	65	65	63	65

Total	$91	$94	$87	$86	$85

Asset Type
Equity	$32	$33	$30	$30	$29
Fixed income	33	34	30	29	29
Liquidity/other	26	27	27	27	27

Total	$91	$94	$87	$86	$85

OTHER INFORMATION (c)
Total nonperforming assets	$10	$11	$11	$11	$5
Brokerage assets administered (in billions)	$23	$24	$23	$22	$21
Full service brokerage offices	75	76	76	77	77
Financial consultants	436	444	445	458	475
Margin loans	$268	$270	$256	$257	$253
Average FTE staff	2,787	2,804	2,810	2,906	2,945

(a)	See (a) on page 3.
(b)	Excludes brokerage assets administered.
(c)	Presented as of period-end, except for average FTEs.
(d)	Balance at March 31, 2004 reflects the first quarter 2004 sale of certain activities of the investment consulting business of Hawthorn and the expected resulting movement of accounts from assets under management to nondiscretionary assets under administration.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 7

BlackRock (Unaudited) (a)

Three months ended Dollars in millions except as noted	June 30 2004	March 31 2004	December 31 2003	September 30 2003	June 30 2003
INCOME STATEMENT
Investment advisory and administration fees	$162	$160	$141	$133	$128
Other income	22	22	20	17	16

Total revenue	184	182	161	150	144
Operating expense	113	104	90	84	81
Fund administration and servicing costs	8	8	9	8	8

Total expense	121	112	99	92	89

Operating income	63	70	62	58	55
Nonoperating income	15	6	5	6	8

Pretax earnings	78	76	67	64	63
Minority interest	4
Income taxes	26	21	26	24	24

Earnings	$48	$55	$41	$40	$39

PERIOD-END BALANCE SHEET
Goodwill and other intangible assets	$186	$186	$192	$192	$192
Other assets	780	723	775	728	709

Total assets	$966	$909	$967	$920	$901

Liabilities	$211	$186	$254	$223	$192
Stockholders’ equity	755	723	713	697	709

Total liabilities and stockholders’ equity	$966	$909	$967	$920	$901

PERFORMANCE DATA
Return on equity	26%	31%	23%	23%	23%
Operating margin (b)	36	40	41	41	40
Diluted earnings per share	$.73	$.84	$.63	$.61	$.58

ASSETS UNDER MANAGEMENT (in billions)
Separate accounts
Fixed income	$200	$202	$190	$178	$175
Liquidity	7	6	6	6	5
Liquidity - securities lending	9	9	10	10	8
Equity	9	9	9	9	9
Alternative investment products	6	6	7	7	6

Total separate accounts	231	232	222	210	203
Mutual funds (c)
Fixed income	24	25	24	23	22
Liquidity	50	59	59	58	58
Equity	5	5	4	3	3

Total mutual funds	79	89	87	84	83

Total assets under management	$310	$321	$309	$294	$286

OTHER INFORMATION
Average FTE staff	984	947	991	976	943

(a) See (a) on page 3.

(b)    Calculated as operating income divided by total revenue less fund administration and servicing costs. The following is a reconciliation of this presentation to operating margin calculated on a GAAP basis (operating income divided by total revenue) in millions:

Operating income	$63	$70	$62	$58	$55

Total revenue	$184	$182	$161	$150	$144
Less fund administration and servicing costs	8	8	9	8	8

Revenue used for operating margin calculation, as reported	$176	$174	$152	$142	$136

Operating margin, as reported	36%	40%	41%	41%	40%
Operating margin, GAAP basis	34%	38%	38%	38%	38%

PNC believes that operating margin, as reported, is a more relevant indicator of management’s ability to effectively employ BlackRock’s resources.

We have excluded fund administration and servicing costs from the operating margin calculation because these costs are a fixed, asset-based expense which can fluctuate based on the discretion of a third party.

(c) Includes BlackRock Funds, BlackRock Liquidity Funds, BlackRock Closed End Funds, Short Term Investment Fund and BlackRock Global Series Funds.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 8

PFPC (Unaudited) (a)

Three months ended Dollars in millions except as noted	June 30 2004	March 31 2004	December 31 2003	September 30 2003	June 30 2003
INCOME STATEMENT
Fund servicing revenue	$199	$203	$194	$188	$187
Operating expense	158	167	155	150	151
(Accretion)/amortization of other intangibles, net	(1)	(3)	(4)	(6)	(4)

Operating income	42	39	43	44	40
Nonoperating income (b)		2	3	3	4
Debt financing	14	14	16	18	18

Pretax earnings	28	27	30	29	26
Income taxes	11	11	12	12	10

Earnings	$17	$16	$18	$17	$16

AVERAGE BALANCE SHEET
Goodwill and other intangible assets	$1,024	$1,027	$1,034	$1,034	$1,055
Other assets	1,054	952	949	862	836

Total assets	$2,078	$1,979	$1,983	$1,896	$1,891

Debt financing	$1,137	$1,163	$1,248	$1,290	$1,290
Other liabilities, net	681	550	467	306	298
Capital	260	266	268	300	303

Total funds	$2,078	$1,979	$1,983	$1,896	$1,891

PERFORMANCE RATIOS
Return on capital	26%	23%	27%	22%	21%
Operating margin (c)	21	19	22	23	21

SERVICING STATISTICS (d)
Accounting/administration net assets (in billions)
Domestic	$612	$621	$609	$581	$573
Foreign (e)	53	48	45	41	35

Total	$665	$669	$654	$622	$608

Asset type
Money market	$326	$337	$341	$342	$349
Equity	200	198	186	159	141
Fixed income	94	95	90	88	88
Other	45	39	37	33	30

Total	$665	$669	$654	$622	$608

Custody assets (in billions)	$416	$411	$401	$384	$371

Shareholder accounts (in millions)
Transfer agency	21	22	21	21	20
Subaccounting	34	33	32	29	28

Total	55	55	53	50	48

OTHER INFORMATION
Average FTE staff	4,816	4,910	4,801	4,760	5,328

(a)	See (a) on page 3.
(b)	Net of nonoperating expense.
(c)	Operating income divided by total fund servicing revenue.
(d)	Period end.
(e)	Represents net assets serviced offshore.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 9

Details of Net Interest Income and Net Interest Margin (Unaudited)

Taxable-equivalent basis

	For the quarter ended
Net Interest Income In millions	June 30 2004	March 31 2004	December 31 2003	September 30 2003	June 30 2003
Interest income
Loans and fees on loans	$483	$483	$463	$479	$497
Securities	131	146	142	142	155
Other	48	40	58	49	42

Total interest income	662	669	663	670	694

Interest expense
Deposits	107	104	102	106	117
Borrowed funds	70	68	73	75	54

Total interest expense	177	172	175	181	171

Net interest income (a)	$485	$497	$488	$489	$523

	For the quarter ended
Net Interest Margin	June 30 2004	March 31 2004	December 31 2003	September 30 2003	June 30 2003
Average yields/rates
Yield on earning assets
Loans and fees on loans	5.04%	5.24%	5.31%	5.50%	5.67%
Securities	3.33	3.57	3.65	3.71	4.22
Other	2.73	2.31	3.21	2.88	4.53
Total yield on earning assets	4.34	4.44	4.60	4.71	5.19
Rate on interest-bearing liabilities
Deposits	1.15	1.16	1.20	1.25	1.40
Borrowed funds	2.21	2.07	2.31	2.45	2.46
Total rate on interest-bearing liabilities	1.42	1.40	1.50	1.57	1.61

Interest rate spread	2.92	3.04	3.10	3.14	3.58
Impact of noninterest-bearing sources	.26	.26	.28	.30	.33

Net interest margin	3.18%	3.30%	3.38%	3.44%	3.91%

(a)	The following is a reconciliation of net interest income as reported in the Consolidated Statement of Income to net interest income on a taxable-equivalent basis:

	For the quarter ended
In millions	June 30 2004	March 31 2004	December 31 2003	September 30 2003	June 30 2003
Net interest income, GAAP basis	$481	$494	$485	$487	$521
Taxable-equivalent adjustment	4	3	3	2	2

Net interest income, taxable-equivalent basis	$485	$497	$488	$489	$523

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 10

Details of Noninterest Income and Noninterest Expense (Unaudited)

In millions	For the quarter ended
Noninterest Income	June 30 2004	March 31 2004	December 31 2003	September 30 2003	June 30 2003
Asset management	$250	$252	$229	$216	$209
Fund servicing	200	204	193	188	188
Service charges on deposits	63	59	62	60	60
Brokerage	56	58	51	46	46
Consumer services	67	63	63	65	64
Corporate services	128	125	123	132	114
Equity management gains (losses)	35	7		(4)	(17)
Net securities gains	14	15	15	19	26
Other	97	128	125	103	86

Total noninterest income	$910	$911	$861	$825	$776

Net gains on institutional loans held for sale (included in “Corporate services” above)	$17	$28	$16	$23	$15

Noninterest income to total revenue (a)	65%	65%	64%	63%	60%

	For the quarter ended
Noninterest Expense	June 30 2004	March 31 2004	December 31 2003	September 30 2003	June 30 2003
Staff	$491	$463	$472	$448	$446
Net occupancy	67	68	65	63	64
Equipment	70	74	71	67	69
Marketing	24	20	15	16	18
Distributions on capital securities (b)					14
Other	258	270	235	233	324

Total noninterest expense	$910	$895	$858	$827	$935

Costs incurred, including legal fees, under DOJ agreement (included in “Other” above) (c)					$120

Efficiency (d)	65%	64%	64%	63%	72%

Bank efficiency (e)	63%	60%	61%	60%	72%

(a)	Calculated as total noninterest income divided by the sum of net interest income and noninterest income. The ratio presented for the quarter ended December 31, 2003 excludes the impact of revenue included in the cumulative effect of an accounting adjustment recorded in that quarter, as we consider this to be a more meaningful comparison with the other periods presented. If the additional revenue included in the cumulative effect of an accounting adjustment had been included in the computation, the ratio would have been 62% for the quarter ended December 31, 2003.
(b)	We adopted Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity,” (SFAS 150) effective July 1, 2003. As required by SFAS 150, our mandatorily redeemable capital securities of subsidiary trusts totaling $848 million were reclassified in the third quarter of 2003 from a separate line item between the liabilities and shareholders’ equity sections of the Consolidated Balance Sheet to borrowed funds. From July 1, 2003 through December 31, 2003, the dividends paid on these financial instruments, previously classified as noninterest expense, were recharacterized as interest expense. Reclassification of prior period amounts was not permitted under SFAS 150. Effective December 31, 2003, we deconsolidated the assets and liabilities of the Trusts based upon guidance included in FIN 46R. The deconsolidation of the trusts removed $1.148 billion of Capital Securities issued by these Trusts while adding $1.184 billion of junior subordinated debentures and $36 million of other assets to the Consolidated Balance Sheet at December 31, 2003.
(c)	See “Agreement with Department of Justice” in the Financial Review section of our Quarterly Report on Form 10-Q for the second quarter of 2003 and our Current Report on Form 8-K dated June 23, 2004 for further information.
(d)	Calculated as noninterest expense divided by the sum of net interest income and noninterest income. The ratio presented for the quarter ended December 31, 2003 excludes the impact of revenue and expense included in the cumulative effect of an accounting adjustment recorded in that quarter, as we consider this to be a more meaningful comparison with the other periods presented. If the additional revenue and expense included in the cumulative effect of an accounting adjustment had been included in this computation, the ratio would have been 66% for the quarter ended December 31, 2003.
(e)	The bank efficiency ratio represents the consolidated efficiency ratio excluding the effect of BlackRock and PFPC.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 11

Average Consolidated Balance Sheet (Unaudited)

Three months ended - in millions	June 30 2004	March 31 2004	December 31 2003	September 30 2003	June 30 2003
Assets
Interest-earning assets
Securities
Securities available for sale
U.S. Treasury and government agencies/corporations	$6,654	$6,432	$5,929	$4,562	$3,825
Other debt	8,624	9,293	9,154	10,187	10,325
State and municipal	225	264	149	144	101
Corporate stocks and other	259	282	383	397	421

Total securities available for sale	15,762	16,271	15,615	15,290	14,672
Securities held to maturity	2	2	2	5

Total securities	15,764	16,273	15,617	15,295	14,672
Loans, net of unearned income
Commercial	15,568	14,921	14,465	14,712	14,965
Commercial real estate	2,100	2,249	1,825	2,034	2,169
Consumer	13,595	12,340	11,300	10,832	10,346
Residential mortgage	3,622	3,492	2,932	2,807	3,244
Lease financing	3,010	3,391	3,477	3,633	3,767
Other	362	354	353	360	360

Total loans, net of unearned income	38,257	36,747	34,352	34,378	34,851
Loans held for sale	1,636	1,560	1,645	1,480	1,754
Federal funds sold		207	12	46	116
Resale agreements	1,896	2,028	1,997	1,690	964
Purchased customer receivables	1,812	2,107	2,385	2,495
Other	1,550	1,161	1,084	911	899

Total interest-earning assets	60,915	60,083	57,092	56,295	53,256
Noninterest-earning assets
Allowance for loan and lease losses	(603)	(653)	(645)	(674)	(671)
Cash and due from banks	2,793	2,896	2,774	2,788	2,679
Other assets	10,762	10,697	9,873	10,044	10,301

Total assets	$73,867	$73,023	$69,094	$68,453	$65,565

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 12

Average Consolidated Balance Sheet (Unaudited)

Three months ended - in millions	June 30 2004	March 31 2004	December 31 2003	September 30 2003	June 30 2003
Liabilities, Minority and Noncontrolling Interests, Capital Securities and Shareholders’ Equity
Interest-bearing liabilities
Interest-bearing deposits
Money market	$16,027	$15,581	$15,249	$15,198	$15,111
Demand	7,878	7,873	7,496	7,277	7,030
Savings	2,595	2,590	2,099	2,133	2,131
Retail certificates of deposit	8,650	8,780	8,268	8,460	8,892
Other time	680	343	265	264	269
Time deposits in foreign offices	1,485	806	466	238	220

Total interest-bearing deposits	37,315	35,973	33,843	33,570	33,653
Borrowed funds
Federal funds purchased	2,303	1,912	1,558	1,306	692
Repurchase agreements	1,508	1,157	1,226	1,204	1,116
Bank notes and senior debt	2,752	2,752	2,752	2,904	3,555
Federal Home Loan Bank borrowings	184	1,180	1,119	1,129	1,138
Subordinated debt	3,545	3,593	2,175	1,949	2,025
Mandatorily redeemable capital securities of subsidiary trusts			881	848
Commercial paper	1,815	2,111	2,388	2,501
Other borrowed funds	449	442	306	258	175

Total borrowed funds	12,556	13,147	12,405	12,099	8,701

Total interest-bearing liabilities	49,871	49,120	46,248	45,669	42,354
Noninterest-bearing liabilities, minority and noncontrolling interests, capital securities and shareholders’ equity
Demand and other noninterest-bearing deposits	11,681	11,350	11,070	11,040	10,278
Allowance for unfunded loan commitments and letters of credit	90	90	88	77	77
Accrued expenses and other liabilities	4,772	5,020	4,688	4,827	4,980
Minority and noncontrolling interests in consolidated entities	419	434	471	295	252
Mandatorily redeemable capital securities of subsidiary trusts					848
Shareholders’ equity	7,034	7,009	6,529	6,545	6,776

Total liabilities, minority and noncontrolling interests, capital securities and shareholders’ equity	$73,867	$73,023	$69,094	$68,453	$65,565

Supplemental Average Balance Sheet Information
Interest-bearing deposits	$37,315	$35,973	$33,843	$33,570	$33,653
Demand and other noninterest-bearing deposits	11,681	11,350	11,070	11,040	10,278

Total deposits	$48,996	$47,323	$44,913	$44,610	$43,931

Common shareholders’ equity	$7,026	$7,000	$6,520	$6,536	$6,767

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 13

Details of Loans and Loans Held for Sale (Unaudited)

Loans

Period ended - in millions	June 30 2004	March 31 2004	December 31 2003	September 30 2003	June 30 2003
Commercial
Retail/wholesale	$4,634	$4,428	$4,197	$4,093	$4,109
Manufacturing	3,747	3,497	3,321	3,618	3,591
Service providers	1,921	1,956	1,822	1,865	1,936
Real estate related	1,616	1,432	1,303	1,454	1,479
Financial services	1,268	1,157	1,169	1,251	1,274
Health care	470	448	403	413	407
Communications	105	78	93	68	78
Other	2,114	2,020	1,855	1,861	1,919

Total commercial	15,875	15,016	14,163	14,623	14,793

Commercial real estate
Real estate projects	1,530	1,521	1,392	1,429	1,563
Mortgage	575	534	432	464	464

Total commercial real estate	2,105	2,055	1,824	1,893	2,027

Consumer
Home equity	11,946	11,160	9,790	9,486	8,876
Automobile	825	762	543	522	509
Other	1,261	1,261	1,099	1,151	1,166

Total consumer	14,032	13,183	11,432	11,159	10,551

Residential mortgage	3,906	3,537	2,886	2,894	3,114
Lease financing
Equipment	3,747	3,765	3,691	3,684	3,580
Vehicles		583	744	934	1,130

Total lease financing	3,747	4,348	4,435	4,618	4,710

Other	352	360	349	364	357
Unearned income	(923)	(980)	(1,009)	(1,037)	(1,018)

Total, net of unearned income	$39,094	$37,519	$34,080	$34,514	$34,534

Wholesale Lending Statistics (a)
Portfolio composition-total exposure
Investment grade equivalent or better	53%	53%	52%	52%	53%
Non-investment grade (secured lending)	24	24	25	25	24
Non-investment grade (other)	23	23	23	23	23

Total	100%	100%	100%	100%	100%

Client relationships >$50 million-total exposure	$12,596	$12,000	$12,396	$12,662	$12,852
Client relationships >$50 million-customers	140	134	138	139	143

Consumer Loan Statistic (b)
Net charge-offs to loans	.21%	.22%	.29%	.24%	.27%

Loans Held for Sale

Period ended - in millions	June 30 2004	March 31 2004	December 31 2003	September 30 2003	June 30 2003
Education loans	$1,185	$1,180	$1,014	$1,140	$1,059
Institutional lending repositioning	27	61	70	98	126
Other	245	307	316	293	290

Total	$1,457	$1,548	$1,400	$1,531	$1,475

(a)	Includes amounts for customers of Market Street Funding Corporation.
(b)	Includes consumer, residential mortgage and vehicle leasing.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 14

Allowances For Loan and Lease Losses And Unfunded Loan Commitments And Letters Of Credit (Unaudited)

Change in Allowance For Loan and Lease Losses

Three months ended - in millions	June 30 2004	March 31 2004	December 31 2003	September 30 2003	June 30 2003
Beginning balance	$604	$632	$648	$673	$680
Charge-offs
Commercial	(26)	(59)	(53)	(56)	(27)
Commercial real estate		(2)		(1)	(2)
Consumer	(11)	(11)	(10)	(9)	(10)
Residential mortgage		(1)	(2)	(1)	(1)
Lease financing	(1)	(2)	(4)	(5)	(29)

Total charge-offs (a)	(38)	(75)	(69)	(72)	(69)
Recoveries
Commercial	5	8	15	5	2
Commercial real estate	1		1
Consumer	3	3	3	3	3
Residential mortgage		1		1
Lease financing	3	1	1		1

Total recoveries	12	13	20	9	6
Net charge-offs
Commercial	(21)	(51)	(38)	(51)	(25)
Commercial real estate	1	(2)	1	(1)	(2)
Consumer	(8)	(8)	(7)	(6)	(7)
Residential mortgage			(2)		(1)
Lease financing	2	(1)	(3)	(5)	(28)

Total net charge-offs	(26)	(62)	(49)	(63)	(63)
Provision for credit losses	8	12	34	50	57

Acquired allowance (United National)		22
Reclassification to other assets - FIN 46R				(1)
Net change in allowance for unfunded loan commitments and letters of credit	7		(1)	(11)	(1)

Ending balance	$593	$604	$632	$648	$673

Change In Allowance For Unfunded Loan Commitments And Letters Of Credit

Three months ended - in millions	June 30 2004	March 31 2004	December 31 2003	September 30 2003	June 30 2003
Beginning balance	$90	$90	$89	$78	$77
Net change in allowance for unfunded loan commitments and letters of credit	(7)		1	11	1

Ending balance	$83	$90	$90	$89	$78

Net Unfunded Commitments

In millions	June 30 2004	March 31 2004	December 31 2003	September 30 2003	June 30 2003
Net unfunded commitments	$27,587	$26,356	$25,183	$24,664	$25,514

(a)	During the first quarter of 2004, we changed our policy for recognizing charge-offs on smaller commercial loans. This change resulted in the recognition of an additional $24 million of gross charge-offs for the first quarter of 2004.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 15

Details of Nonperforming Assets (Unaudited)

Nonperforming Assets by Type

Period ended - in millions	June 30 2004	March 31 2004	December 31 2003	September 30 2003	June 30 2003
Nonaccrual loans
Commercial (a)	$119	$132	$213	$286	$296
Lease financing	13	12	11	15	6
Commercial real estate	3	3	6	4	6
Consumer	11	10	11	10	11
Residential mortgage (b)	23	26	24	8	7

Total nonaccrual loans	169	183	265	323	326
Troubled debt restructured loan			1	1	1
Total nonperforming loans	169	183	266	324	327

Nonperforming loans held for sale (c)	2	4	27	35	45
Foreclosed and other assets
Lease financing	17	17	17	18	19
Residential mortgage	11	13	9	9	7
Other	8	12	9	10	6

Total foreclosed and other assets	36	42	35	37	32

Total nonperforming assets (d)	$207	$229	$328	$396	$404

Nonperforming loans to total loans	.43%	.49%	.78%	.94%	.95%
Nonperforming assets to total loans, loans held for sale and foreclosed assets	.51	.59	.92	1.10	1.12
Nonperforming assets to total assets	.28	.31	.48	.58	.60

(a) See Note (a) on page 14.

(b) During the fourth quarter of 2003, we accelerated the timeframe for recognizing delinquent, well-secured residential mortgage loans as nonperforming. This change resulted in the classification of an additional $15 million of residential mortgages as nonperforming assets at December 31, 2003.

(c) Includes troubled debt restructured loans held for sale.	$2	$3	$10	$9	$11
(d) Excludes equity management assets carried at estimated fair value (June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003 and June 30, 2003 amounts include troubled debt restructured assets of $10 million, $11 million, $5 million, $7 million and $3 million, respectively).	$32	$29	$37	$38	$39

Change in Nonperforming Assets

June 30, 2003 - in millions	Three months ended	Six months ended
Beginning of period	$229	$328
Purchases (United National)		12
Transferred from accrual	69	116
Returned to performing	(1)	(2)
Principal reductions and payoffs	(65)	(139)
Asset sales	(6)	(48)
Charge-offs and valuation adjustments	(19)	(60)

June 30	$207	$207

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 16

Details of Nonperforming Assets (Unaudited)

Nonperforming Assets by Business Segment

Period ended - in millions	June 30 2004	March 31 2004	December 31 2003	September 30 2003	June 30 2003
Regional Community Banking
Nonperforming loans (a)	$70	$64	$74	$62	$64
Foreclosed and other assets	11	11	11	10	9

Total	$81	$75	$85	$72	$73

Wholesale Banking
Nonperforming loans	$85	$102	$177	$251	$257
Nonperforming loans held for sale	2	4	27	35	45
Foreclosed and other assets	21	25	23	25	22

Total	$108	$131	$227	$311	$324

PNC Advisors
Nonperforming loans	$9	$11	$11	$10	$5
Foreclosed and other assets	1			1

Total	$10	$11	$11	$11	$5

Other (b)
Nonperforming loans (a)	$5	$6	$4	$1	$1
Foreclosed and other assets	3	6	1	1	1

Total	$8	$12	$5	$2	$2

Consolidated Totals
Nonperforming loans	$169	$183	$266	$324	$327
Nonperforming loans held for sale	2	4	27	35	45
Foreclosed and other assets	36	42	35	37	32

Total	$207	$229	$328	$396	$404

Largest Nonperforming Assets at June 30, 2004 - in millions (c)

Ranking	Outstandings	Industry
1	$17	Transportation
2	15	Metals Related
3	7	Individuals
4	7	Other Media/Communication
5	6	Metals Related
6	5	Miscellaneous Manufacturing
7	5	Miscellaneous Services
8	4	Miscellaneous Manufacturing
9	4	Miscellaneous Manufacturing
10	4	Transportation

Total	$74

As a percent of nonperforming assets
	35.75%

(a)	See Note (b) on page 15. Amounts at June 30, 2004, March 31, 2004 and December 31, 2003 reflect the impact of this change.
(b)	Represents residential mortgages related to PNC’s Asset and Liability Management function.
(c)	Amounts shown are not net of related allowance for loan and lease losses.

Glossary of Terms

Accounting/administration net assets - Net domestic and foreign fund investment assets for which we provide accounting and administration services. We do not include these assets on our Consolidated Balance Sheet.

Adjusted average total assets - Primarily comprised of total average quarterly assets plus (less) unrealized losses (gains) on available-for-sale debt securities, less goodwill and certain other intangible assets.

Annualized - Adjusted to reflect a full year of activity.

Assets under management - Assets over which we have sole or shared investment authority for our customers/clients. We do not include these assets on our Consolidated Balance Sheet.

Capital - Represents the amount of resources that a business segment should hold to guard against potentially large losses that could cause insolvency. It is based on a measurement of economic risk, as opposed to risk as defined by regulatory bodies or generally accepted accounting principles. The economic capital assessment process involves converting a risk distribution to the capital that is required to support the risk, consistent with an institution’s target credit rating. As such, economic risk serves as a “common currency” of risk that allows an institution to compare different risks on a similar basis.

Charge-off - Process of removing a loan or portion of a loan from a bank’s balance sheet because it is considered uncollectible. A charge-off also is recorded when a loan is transferred to held for sale and the loan’s market value is less than its carrying amount. This difference is a charge-off.

Common shareholders’ equity to total assets - Common shareholders’ equity divided by total assets. Common shareholders’ equity equals total shareholders’ equity less preferred stock and the portion of capital surplus and retained interest related to the preferred stock.

Custody assets - All assets held on behalf of clients under safekeeping arrangements. We do not include these assets on our Consolidated Balance Sheet. Assets held in custody at other institutions on our behalf are included in the appropriate asset categories on the Consolidated Balance Sheet as if physically held by us.

Earning assets - Assets that generate income, which include: short-term investments; loans held for sale; loans, net of unearned income; securities; federal funds sold; resale agreements; purchased customer receivables; and certain other assets.

Economic value of equity (“EVE”) – The present value of the expected cash flows of our existing assets less the present value of the expected cash flows of our existing liabilities, plus the present value of the net cash flows of our existing off-balance sheet positions.

Efficiency - Noninterest expense divided by the sum of net interest income and noninterest income.

Funds transfer pricing – A management accounting methodology designed to recognize the net interest income effects of sources and uses of funds provided by the assets and liabilities of our business segments. These balances are assigned funding rates that represent the interest cost for us to raise/invest funds with similar maturity and repricing structures, using the least-cost funding sources available.

Leverage ratio - Tier 1 risk-based capital divided by adjusted average total assets.

Net interest margin - Annualized taxable-equivalent net interest income divided by average earning assets.

Nondiscretionary assets under administration - Assets we hold for our customers/clients in a non-discretionary capacity. We do not include these assets on our Consolidated Balance Sheet.

Noninterest income to total revenue - Total noninterest income divided by total revenue. Total revenue includes total noninterest income plus net interest income.

Nonperforming assets - Nonperforming assets include nonaccrual loans, troubled debt restructured loans, nonaccrual loans held for sale, foreclosed assets, and other assets. Interest income does not accrue on assets classified as nonperforming.

Nonperforming loans - Nonperforming loans include loans to commercial, lease financing, consumer, commercial real estate and residential mortgage customers as well as troubled debt restructured loans. Nonperforming loans do not include nonaccrual loans held for sale or foreclosed and other assets. Interest income does not accrue on loans classified as nonperforming.

Recovery - Cash proceeds received on a loan that had previously been charged off. The amount received is credited to the allowance for loan and lease losses.

Return on capital - Annualized net income divided by average capital.

Return on average assets - Annualized net income divided by average assets.

Return on average equity - Annualized net income divided by average shareholders’ equity.

Risk-weighted assets - Primarily computed by the assignment of specific risk-weights (as defined by The Board of Governors of the Federal Reserve System) to assets and off-balance sheet instruments.

Securitization - The process of legally transforming financial assets into securities.

Shareholders’ equity to total assets – Period-end total shareholders’ equity divided by period-end total assets.

Taxable-equivalent interest - The interest income earned on certain assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than a taxable investment. In order to provide accurate comparisons of yields and margins for all earning assets, the interest income earned on tax-exempt assets is increased to make them fully equivalent to other taxable interest income investments.

Tier 1 risk-based capital - Tier 1 capital equals: total shareholders’ equity, plus trust preferred capital securities, plus certain minority interests that are held by others; less goodwill and certain intangible assets, less equity investments in nonfinancial companies and less net unrealized holding losses on available-for-sale equity securities. Net unrealized holding gains on available-for-sale equity securities, net unrealized holding gains (losses) on available-for-sale debt securities and net unrealized holding gains (losses) on cash flow hedge derivatives are excluded from total shareholders’ equity for tier 1 capital purposes.

Tier 1 risk-based capital ratio - Tier 1 risk-based capital divided by period-end risk-weighted assets.

Total assets serviced – Total domestic and foreign fund investment assets for which we provide related processing services. We do not include these assets on our Consolidated Balance Sheet.

Total deposits - The sum of total transaction deposits, savings accounts, certificates of deposit, other time deposits and deposits in foreign offices.

Total risk-based capital - Tier 1 risk-based capital plus qualifying senior and subordinated debt, other minority interest not qualified as tier 1, and the allowance for credit losses, subject to certain limitations.

Total risk-based capital ratio - Total risk-based capital divided by period-end risk-weighted assets.

Business Segment Products and Services

Regional Community Banking provides deposit, lending, cash management and investment services to 2.2 million consumer and small business customers within PNC’s primary geographic footprint.

Wholesale Banking provides lending, treasury management and capital markets-related products and services to mid-sized corporations, government entities and selectively to large corporations. Lending products include secured and unsecured loans, letters of credit and equipment leases. Treasury management services include cash and investment management, receivables management, disbursement services and global trade services. Capital markets products include foreign exchange, derivatives, loan syndications and securities underwriting and distribution.

PNC Advisors provides a broad range of tailored investment, trust and private banking products and services to affluent individuals and families, including services to the ultra-affluent through its Hawthorn unit, and provides full-service brokerage through J.J.B. Hilliard, W.L.Lyons, Inc. PNC Advisors also serves as investment manager and trustee for employee benefit plans and charitable and endowment assets and provides defined contribution plan services and investment options through its Vested Interest® product. PNC Advisors provides services to individuals and corporations primarily within PNC’s primary geographic markets.

BlackRock is one of the largest publicly traded investment management firms in the United States. BlackRock manages assets on behalf of institutions and individuals worldwide through a variety of fixed income, liquidity and equity mutual funds, separate accounts and alternative investment products. Mutual funds include the flagship fund families, BlackRock Funds and BlackRock Liquidity Funds (formerly BlackRock Provident Institutional Funds). In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions® brand name.

PFPC is among the largest providers of mutual fund transfer agency and accounting and administration services in the United States, offering a wide range of fund processing services to the investment management industry and providing processing solutions to the international marketplace through its Ireland and Luxembourg operations.